UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790

Franklin California Tax-Free Income Fund

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _3/31

Date of reporting period: _3/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
March 31, 2016

Franklin California Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin California Tax-Free Income Fund	3
Performance Summary	7
Your Fund’s Expenses	11
Financial Highlights and Statement of Investments	12
Financial Statements	32
Notes to Financial Statements	35
Report of Independent Registered
Public Accounting Firm	42
Tax Information	43
Board Members and Officers	44
Shareholder Information	49

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the annual report

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Annual Report

Franklin California Tax-Free Income Fund

This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

3/31/16

% of Total
Ratings	Investments
AAA	8.97%
AA	45.88%
A	14.08%
BBB	21.51%
Below Investment Grade	3.55%
Refunded	5.15%
Not Rated	0.86%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $7.60 on March 31, 2015, to $7.59 on March 31, 2016. The Fund’s Class A shares paid dividends totaling 29.00 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.48% based on an annualization of the 2.30 cent per share March dividend and the maximum offering price of $7.93 on March 31, 2016. An investor in the 2016 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.08% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, California’s large and diverse economy continued to gain momentum partly due to its leading universities, variety of innovative businesses and receipt of venture capital funding. Job growth in the state has been outpacing that of the nation. Unemployment fell steadily during the period from 6.6% in March 2015 to 5.4% in March 2016, although it was still above the 5.0% national rate.3 The state gained jobs in various sectors with the largest increases in education and health services; leisure and hospitality; trade, transportation and utilities; professional and business services; and government. The housing market in California was strong, with median sale prices of existing single-family homes up during the past year.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

California experienced strong revenues during the period due to temporary tax increases and a multi-year bull market for equities. The state reported tax receipts that were higher than budget estimates. Most of the increased revenue came from tax revenues related to capital gains. However, these types of revenues are volatile, difficult to forecast and highly influenced by stock market corrections. California’s budget has improved the state’s liquidity and its most recent fiscal year closed with a positive cash balance while increasing spending for education, health care and social services. The state also anticipates growing revenue and reserves for the current fiscal year, helped by taxes on sustained higher levels of capital gains. California’s net tax-supported debt was $2,407 per capita and 5.1% of personal income, compared with the $1,012 and 2.5% national medians.4

Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA- rating of California’s general obligations bonds with a stable outlook.5 The outlook reflected S&P’s view of the state’s improved budget governance over the past five years, increased budgetary reserves, strong overall liquidity for the past two years and declining although still moderately high debt ratios. S&P cited risks for California including high housing costs, a volatile revenue base linked to financial market performance and high reliance on income taxes, large retirement health care benefit liabilities and a large backlog of deferred maintenance and infrastructure needs throughout the state.

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury and the U.S. stock markets during the 12-month period ended March 31, 2016. Investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, generated a +3.98% total return for the period, while U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, posted a +2.39% total return.6 U.S. equities, as represented by the Standard & Poor’s® 500 Index, underperformed with a +1.78% total return for the reporting period.6 The decline in U.S. equities was partly fueled by concerns about global economic growth, particularly a continuing slowdown in China and sluggish economic activity in Europe and Japan. Sustained price declines in the commodities markets also put downward pressure on U.S. equities. These factors led to a perceived flight to quality, which seemed to benefit municipal bondholders. In addition, in our opinion, municipal bonds continued to offer significant value relative to Treasuries because of their tax-exempt status and relatively low risk.

The Federal Reserve (Fed) raised its target interest-rate range to 0.25%–0.50% in December, citing labor market improvement and continued U.S. economic growth. This action ended a seven-year period of near-zero short-term interest rates. At the time, the Fed indicated the move would be followed by a “gradual” tightening of monetary policy. Benchmark 10-year and 30-year tax-exempt interest rates ended the period lower than where they began.

Municipal bond funds finished the period with seven consecutive months of inflows, reflecting robust demand for tax-exempt debt. Bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, investment-grade municipal bonds fared better than high yield municipal bonds. High yield tax-exempt bonds, as measured by the Barclays High Yield Municipal Bond Index, generated a +3.45% total return for the period.6 Approximately $335 billion in bonds were issued over the past 12 months; this was offset, however, by the nearly $341 billion in bonds that

Dividend Distributions*
4/1/15–3/31/16
	Dividend per Share (cents)
			Advisor
Month	Class A	Class C	Class
April	2.45	2.09	2.52
May	2.45	2.09	2.52
June	2.45	2.11	2.50
July	2.45	2.11	2.50
August	2.45	2.11	2.50
September	2.45	2.11	2.50
October	2.45	2.11	2.50
November	2.45	2.11	2.50
December	2.40	2.05	2.46
January	2.35	2.00	2.41
February	2.35	2.00	2.41
March	2.30	1.96	2.36
Total	29.00	24.85	29.68

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.
6. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

either matured or were called out of the market, making net supply flat for the period.7

Several developments affected Puerto Rico bonds over the reporting period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances. These challenges also led to liquidity issues including reduced access to the financial markets. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act (the Act), signed into law on June 28, 2014, was unconstitutional. Following the ruling, which was affirmed by the U.S. Court of Appeals on July 6, 2015, independent credit rating agencies Moody’s Investors Service and Standard & Poor’s repeatedly downgraded Puerto Rico’s general obligation debt, as well as the ratings of certain related Puerto Rico issuers. On August 21, 2015, Puerto Rico petitioned the U.S. Supreme Court to review the ruling invalidating the Act. In early December, the U.S. Supreme Court granted Puerto Rico’s request, and began hearing oral arguments on March 22, 2016. In addition, the commonwealth continued to seek the expansion of Chapter 9 bankruptcy eligibility through the U.S. Congress.

Near the end of June 2015, in conjunction with announcing that Puerto Rico’s debt was “not payable,” Governor Alejandro Garcia Padilla publicly called for a restructuring of Puerto Rico debt obligations, while certain other Puerto Rico issuers continued to negotiate with creditors for a financial restructuring. During the reporting period, Puerto Rico’s financial issues led to partial defaults by Puerto Rico’s Public Finance Corporation on its debt service payments beginning on August 3, 2015. Puerto Rico’s Infrastructure Finance Authority also defaulted on an interest payment due on January 4, 2016. In September 2015, Governor Garcia Padilla’s working group issued a preliminary report regarding the island’s financial situation and potential restructuring recommendations. On February 1, 2016, the governor officially released the commonwealth’s restructuring proposal. The plan seeks to reduce the burden of $49 billion in tax-supported debt by asking creditors to exchange current securities for a combination of “Base Bonds” and “Growth Bonds.” The uncertainty arising from these recent actions led to price volatility among several Puerto Rico municipal bond issues.

Franklin Templeton has been a member of a creditors’ committee (Ad Hoc Group) made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated, market-based, long-term solution to PREPA’s liquidity and structural issues. On December 23, 2015, a Restructuring Support Agreement was signed. The agreement, which has attained legislative approval, provides for the Ad Hoc Group to exchange its bonds at 85 cents on the dollar into a new “securitization” bond. There are still many details that need to be resolved, and the formulation of the exchange offer and necessary legislation may take several months. However, we believe that implementation of this agreement would allow PREPA to provide reliable and lower cost service, fund its capital needs for the medium term, ensure environmental compliance, diversify generation resources to include more natural gas and provide jobs.

We believe the PREPA agreement demonstrates how the combination of pursuing our legal rights and engaging in negotiations can achieve positive results, avoiding costly lawsuits or bankruptcy proceedings. The market viewed this agreement as positive, leading PREPA bond prices to increase from December 23 through period-end.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Portfolio Breakdown
3/31/16
% of Total
Investments*
Transportation	23.0%
General Obligation	19.6%
Utilities	13.6%
Refunded**	13.3%
Hospital & Health Care	11.1%
Subject to Government Appropriations	7.7%
Higher Education	4.8%
Tax-Supported	4.4%
Other Revenue	2.1%
Housing	0.4%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

7. Source: Goldman Sachs Securities Division, Bloomberg.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced price declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	3/31/15		Change
A (FKTFX)	$7.59	$7.60	-$	0.01
C (FRCTX)	$7.58	$7.58		$0.00
Advisor (FCAVX)	$7.58	$7.59	-$	0.01

Distributions[1] (4/1/15–3/31/16)
	Dividend
Share Class	Income
A	$0.2900
C	$0.2485
Advisor	$0.2968

See page 10 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 3/31/16

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.58%
1-Year	+3.82%	-0.62%
5-Year	+43.64%	+6.58%
10-Year	+64.00%	+4.62%
C			1.14%
1-Year	+3.39%	+2.39%
5-Year	+39.79%	+6.93%
10-Year	+55.23%	+4.50%
Advisor			0.49%
1-Year	+3.92%	+3.92%
5-Year	+44.38%	+7.62%
10-Year	+65.61%	+5.17%

	Distribution	Taxable Equivalent	30	-Day	Taxable Equivalent 30-Day
Share Class	Rate[5]	Distribution Rate[6]	Standardized Yield[7]		Standardized Yield[6]
A	3.48%	7.08%	2.00%		4.07%
C	3.10%	6.30%	1.51%		3.07%
Advisor	3.74%	7.61%	2.18%		4.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

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All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to be higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 3/31/16.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
7. The 30-day standardized yield for the 30 days ended 3/31/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,039.80	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.10	$2.93
C
Actual	$1,000	$1,038.40	$5.81
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.76
Advisor
Actual	$1,000	$1,040.30	$2.50
Hypothetical (5% return before expenses)	$1,000	$1,022.55	$2.48

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.58%; C: 1.14%; and Advisor: 0.49%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Highlights
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.60	$7.21	$7.50	$7.31	$6.55
Income from investment operations[a]:
Net investment income[b]	0.29	0.31	0.32	0.31	0.33
Net realized and unrealized gains (losses)	(0.01)	0.39	(0.29)	0.19	0.77
Total from investment operations	0.28	0.70	0.03	0.50	1.10
Less distributions from net investment income	(0.29)	(0.31)	(0.32)	(0.31)	(0.34)
Net asset value, end of year.	$7.59	$7.60	$7.21	$7.50	$7.31

Total return[c]	3.82%	9.83%	0.56%	6.89%	17.19%

Ratios to average net assets
Expenses	0.57%	0.58%	0.57%	0.57%	0.57%
Net investment income	3.87%	4.11%	4.47%	4.15%	4.71%

Supplemental data
Net assets, end of year (000’s)	$11,836,310	$11,757,208	$10,997,355	$12,645,406	$12,259,513
Portfolio turnover rate	8.77%	9.71%	20.33%	8.92%	5.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
			FINANCIAL HIGHLIGHTS

		Year Ended March 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.58	$7.19	$7.49	$7.30	$6.54
Income from investment operations[a]:
Net investment income[b]	0.25	0.26	0.28	0.27	0.29
Net realized and unrealized gains (losses)	(—)[c]	0.39	(0.30)	0.19	0.77
Total from investment operations	0.25	0.65	(0.02)	0.46	1.06
Less distributions from net investment income	(0.25)	(0.26)	(0.28)	(0.27)	(0.30)
Net asset value, end of year.	$7.58	$7.58	$7.19	$7.49	$7.30

Total return[d]	3.39%	9.26%	(0.14)%	6.32%	16.57%

Ratios to average net assets
Expenses	1.13%	1.14%	1.13%	1.13%	1.13%
Net investment income	3.31%	3.55%	3.91%	3.59%	4.15%

Supplemental data
Net assets, end of year (000’s)	$1,442,032	$1,316,471	$1,143,138	$1,403,410	$1,219,459
Portfolio turnover rate	8.77%	9.71%	20.33%	8.92%	5.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s share in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 13

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

		Year Ended March 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.59	$7.20	$7.49	$7.30	$6.54
Income from investment operations[a]:
Net investment income[b]	0.30	0.31	0.32	0.32	0.34
Net realized and unrealized gains (losses)	(0.01)	0.39	(0.28)	0.18	0.77
Total from investment operations	0.29	0.70	0.04	0.50	1.11
Less distributions from net investment income	(0.30)	(0.31)	(0.33)	(0.31)	(0.35)
Net asset value, end of year.	$7.58	$7.59	$7.20	$7.49	$7.30

Total return	3.92%	9.95%	0.65%	7.00%	17.32%

Ratios to average net assets
Expenses	0.48%	0.49%	0.48%	0.48%	0.48%
Net investment income	3.96%	4.20%	4.56%	4.24%	4.80%

Supplemental data
Net assets, end of year (000’s)	$1,108,743	$908,763	$639,087	$756,542	$591,932
Portfolio turnover rate	8.77%	9.71%	20.33%	8.92%	5.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s share in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Statement of Investments, March 31, 2016
	Principal
	Amount	Value

Municipal Bonds 92.3%
California 89.2%
ABAG Finance Authority for Nonprofit Corps. COP, Butte Valley-Tulelake Rural Health Projects Inc.,
California Mortgage Insured, 6.65%, 10/01/22	$430,000	$431,875
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments, Series A, 5.45%,
4/01/39	5,500,000	5,501,265
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 6.125%, 5/15/40	17,635,000	20,944,560
Eskaton Properties Inc., Refunding, 5.00%, 11/15/35.	10,000,000	10,772,600
San Diego Hospital Assn., Sharp Healthcare, Series B, 6.25%, 8/01/39	17,500,000	20,245,400
St. Rose Hospital, Series A, California Mortgage Insured, 5.625%, 5/15/29	9,050,000	10,385,961
St. Rose Hospital, Series A, California Mortgage Insured, 6.00%, 5/15/29	8,620,000	9,991,614
ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A, AGMC
Insured, 5.30%, 10/01/21	160,000	160,536
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, 5.30%, 10/01/22	81,685,000	86,800,115
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, 5.30%, 10/01/23	70,015,000	74,399,339
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, 5.40%, 10/01/24	43,770,000	46,568,654
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, 5.45%, 10/01/25	32,960,000	35,086,579
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/29	20,000,000	12,409,000
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/30	41,665,000	24,390,691
Alameda County COP,
Alameda County Medical Center Project, NATL Insured, ETM, 5.00%, 6/01/23	19,195,000	19,249,898
Alameda County Medical Center Project, NATL Insured, ETM, 5.30%, 6/01/26	7,000,000	7,020,720
Alameda County Medical Center Project, NATL Insured, ETM, 5.00%, 6/01/28	8,925,000	8,948,830
Alameda USD Alameda County GO, Election of 2014, Series A, 5.00%, 8/01/39	18,000,000	21,003,480
Alvord USD,
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn.,
8/01/36	15,000,000	6,264,300
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn.
to 8/01/26, 7.35% thereafter, 8/01/46	42,500,000	36,099,500
GO, Riverside County, Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	11,625,000	12,591,619
GO, Riverside County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	20,000,000	22,332,600
Anaheim PFA Lease Revenue,
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/24	26,855,000	21,829,892
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/26	29,430,000	22,013,346
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/27	22,860,000	16,350,386
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/28	14,425,000	9,872,759
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/29	24,810,000	16,231,942
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/32	13,665,000	7,796,429
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/33	37,070,000	20,195,365
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/34	24,970,000	12,971,665
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 3/01/37	15,080,000	6,907,243
Anaheim UHSD, GO, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	8,570,000	6,213,164

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Antelope Valley Community College District GO,
Election of 2004, Series B, NATL Insured, Pre-Refunded, 5.25%, 8/01/39	$14,900,000	$15,806,963
Los Angeles and Kern Counties, Refunding, 5.00%, 8/01/39	19,680,000	23,126,952
Azusa RDA Tax Allocation, Series B, Pre-Refunded, 7.00%, 8/01/38	8,420,000	9,627,007
Bakersfield City School District GO, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/31	8,390,000	8,780,219
Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19	2,250,000	2,259,698
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, zero cpn.,
8/01/36	11,410,000	3,510,287
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/48 .	25,000,000	3,384,250
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/53 .	60,000,000	5,487,000
Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Series F, Pre-Refunded, 5.00%, 4/01/31	101,435,000	101,435,000
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.00%, 4/01/39	81,800,000	88,717,826
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.50%, 4/01/43	18,000,000	19,699,740
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.125%, 4/01/47	53,585,000	58,249,038
San Francisco Bay Area, Subordinate, Series S-2, 5.00%, 10/01/50	75,000,000	81,650,250
San Francisco Bay Area, Subordinate, Series S-4, 5.00%, 4/01/43	36,040,000	41,559,886
San Francisco Bay Area, Subordinate, Series S-4, 5.125%, 4/01/48	27,355,000	31,516,516
San Francisco Bay Area, Subordinate, Series S-4, 5.25%, 4/01/53	33,000,000	38,281,320
Bell GO, Election of 2003, NATL Insured, 5.00%, 8/01/34	5,195,000	5,200,715
Belmont-Redwood Shores School District GO, Election of 2005, Series A, AGMC Insured, Pre-
Refunded, 5.00%, 8/01/32	10,000,000	10,575,800
California County Tobacco Securitization Agency Tobacco Settlement Revenue,
Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35.	7,500,000	7,502,175
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/34.	10,295,000	11,278,172
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/40.	17,650,000	19,212,907
Asset-Backed, Stanislaus County Tobacco Funding Corp., Series A, 5.875%, 6/01/43	8,690,000	8,800,798
California Health Facilities Financing Authority Revenue,
Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22	815,000	818,578
Pomona Valley Hospital, Refunding, Series A, NATL Insured, 5.625%, 7/01/19	8,500,000	8,533,745
California HFAR, Home Mortgage, Series K, 4.75%, 8/01/36	5,000,000	5,007,000
California Infrastructure and Economic Development Bank Revenue,
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
7/01/33	5,000,000	6,648,700
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%,
7/01/29	50,985,000	67,344,557
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/45	10,000,000	11,506,000
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/26	7,620,000	5,674,690
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/27	7,365,000	5,272,751
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/28	4,120,000	2,833,489
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/30	5,685,000	3,558,355
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/31	7,615,000	4,503,587
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/32	7,615,000	4,304,303
Pepperdine University, Refunding, 5.00%, 10/01/49	13,060,000	15,436,136

16 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue, (continued)
Santa Clara University, Capital Appreciation, Refunding, AMBAC Insured, zero cpn., 9/01/26	$5,150,000	$3,465,229
Santa Clara University, Refunding, 5.00%, 4/01/45	15,495,000	17,920,742
Stanford University, Refunding, Series U-1, 5.25%, 4/01/40	24,960,000	35,209,824
Stanford University, Refunding, Series U-3, 5.00%, 6/01/43	40,705,000	55,938,032
Stanford University, Series U-4, 5.00%, 6/01/43.	14,430,000	19,830,139
Stanford University, Series U-6, 5.00%, 5/01/45.	90,580,000	125,556,561
California State GO,
NATL RE, FGIC Insured, 5.625%, 10/01/26	5,005,000	5,129,324
Refunding, 5.00%, 8/01/45	22,500,000	26,616,825
Various Purpose, 5.125%, 4/01/24.	5,000	5,017
Various Purpose, 6.00%, 5/01/24.	2,565,000	2,644,746
Various Purpose, 5.20%, 4/01/26.	20,000	20,071
Various Purpose, 5.00%, 8/01/34.	48,000,000	52,279,680
Various Purpose, 6.00%, 4/01/38.	57,130,000	65,302,446
Various Purpose, 6.00%, 11/01/39.	100,000,000	117,002,000
Various Purpose, 5.25%, 11/01/40.	69,685,000	80,688,261
Various Purpose, AGMC Insured, 5.50%, 4/01/19	540,000	553,786
Various Purpose, AGMC Insured, 5.50%, 3/01/20	365,000	372,702
Various Purpose, AMBAC Insured, 5.90%, 3/01/25	210,000	214,578
Various Purpose, FGIC Insured, 6.00%, 8/01/19	905,000	921,688
Various Purpose, NATL Insured, 6.00%, 8/01/24	990,000	1,007,503
Various Purpose, Pre-Refunded, 5.00%, 6/01/32	12,475,000	13,098,625
Various Purpose, Refunding, 5.625%, 9/01/24	255,000	260,286
Various Purpose, Refunding, 5.00%, 6/01/32	13,525,000	14,132,002
Various Purpose, Refunding, 6.00%, 3/01/33	25,000,000	29,607,000
Various Purpose, Refunding, 5.00%, 9/01/34	31,960,000	39,141,732
Various Purpose, Refunding, 5.00%, 9/01/35	35,000,000	42,649,950
Various Purpose, Refunding, 5.25%, 3/01/38	59,045,000	63,594,417
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	28,871,750
Various Purpose, Refunding, 5.00%, 10/01/41	15,250,000	17,685,882
Various Purpose, Refunding, 5.00%, 4/01/42	85,000,000	97,925,100
Various Purpose, Refunding, 5.00%, 4/01/43	44,745,000	52,095,261
Various Purpose, Refunding, 5.00%, 10/01/44	25,000,000	29,439,750
Various Purpose, Refunding, 5.00%, 9/01/45	10,000,000	11,963,800
Various Purpose, Refunding, AGMC Insured, 5.00%, 6/01/32	20,000,000	20,897,600
California State Health Facilities Financing Authority Revenue,
Adventist Health System West, Series A, 5.75%, 9/01/39	18,000,000	20,369,880
Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/34	10,000,000	11,485,700
Catholic Healthcare West, Series A, 5.25%, 3/01/41	50,000,000	55,311,500
Cedars-Sinai Medical Center, 5.00%, 8/15/39	4,200,000	4,684,386
Children’s Hospital Los Angeles, Refunding, Series A, AGMC Insured, 5.25%, 7/01/38	10,000,000	11,309,900
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	10,500,000	12,537,840
Children’s Hospital of Orange County, Series A, 6.25%, 11/01/29	13,870,000	16,306,543
Children’s Hospital of Orange County, Series A, 5.25%, 11/01/41	10,000,000	11,433,100
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/51	39,455,000	44,528,518
Lucile Salter Packard Children’s Hospital at Stanford, Series B, 5.00%, 8/15/55	10,960,000	12,877,890
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/38	9,000,000	10,449,900
Providence Health and Services, Series C, Pre-Refunded, 6.25%, 10/01/28	4,000,000	4,538,280
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/38	6,375,000	7,272,090
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/38	125,000	142,423
Rady Children’s Hospital, 5.25%, 8/15/41	11,000,000	12,234,090

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Health Facilities Financing Authority Revenue, (continued)
Sutter Health, Refunding, Series A, 5.00%, 8/15/43	$20,000,000	$23,492,600
Sutter Health, Series A, 5.00%, 8/15/38	30,300,000	32,831,565
Sutter Health, Series A, 5.00%, 11/15/41	23,000,000	27,173,580
Sutter Health, Series A, 5.00%, 11/15/46	55,000,000	64,575,500
Sutter Health, Series A, 5.25%, 11/15/46	76,570,000	78,618,247
Sutter Health, Series A, 5.00%, 8/15/52	76,565,000	87,532,936
California State Infrastructure and Economic Development Bank Revenue, Academy of Motion Picture
Arts and Sciences Obligated Group, Refunding, Series A, 5.00%, 11/01/41.	8,000,000	9,128,800
California State Municipal Finance Authority COP,
Community Hospitals of Central California, Pre-Refunded, 5.25%, 2/01/37.	15,345,000	15,927,957
Community Hospitals of Central California, Pre-Refunded, 5.25%, 2/01/46.	10,555,000	10,955,984
Community Hospitals of Central California, Refunding, 5.25%, 2/01/37	21,755,000	22,371,537
Community Hospitals of Central California, Refunding, 5.25%, 2/01/46	80,095,000	82,298,413
Community Hospitals of Central California Obligated Group, 5.375%, 2/01/29	10,000,000	11,022,800
Community Hospitals of Central California Obligated Group, 5.50%, 2/01/39	13,250,000	14,496,825
California State Municipal Finance Authority Revenue,
City of Anaheim Water System Project, Refunding, Series A, 5.25%, 10/01/45	13,145,000	15,608,242
Community Medical Centers, Series A, 5.00%, 2/01/46	15,000,000	16,876,200
Eisenhower Medical Center, Series A, 5.75%, 7/01/40	7,000,000	7,897,260
Inland Regional Center Project, Refunding, 5.00%, 6/15/45	23,300,000	25,929,405
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	33,895,000	38,344,058
California State Public Works Board Lease Revenue,
California Science Center, Series A, 5.25%, 10/01/22	8,645,000	8,645,000
Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19.	7,500,000	7,525,500
Various California Community College Projects, Refunding, Series A, 5.90%, 4/01/17	5,705,000	5,728,105
Various Capital Projects, Refunding, Series G, 5.00%, 11/01/31	16,520,000	19,457,586
Various Capital Projects, Series A, 5.00%, 4/01/31	48,070,000	56,319,293
Various Capital Projects, Series A, 5.00%, 4/01/32	17,885,000	20,866,251
Various Capital Projects, Series A, 5.00%, 4/01/37	29,000,000	33,339,850
Various Capital Projects, Series A, Sub Series A-1, 5.50%, 3/01/25	8,700,000	9,997,344
Various Capital Projects, Series A, Sub Series A-1, 6.00%, 3/01/35	10,000,000	11,634,500
Various Capital Projects, Series G, Sub Series G-1, 5.75%, 10/01/30	100,000,000	114,688,000
Various Capital Projects, Series I, 6.375%, 11/01/34	50,000,000	59,001,500
Various Capital Projects, Series I, 5.00%, 11/01/38	40,000,000	46,350,800
Various Judicial Council Projects, Series D, 5.00%, 12/01/31	15,000,000	17,569,800
California State University Revenue,
[a]Systemwide, Refunding, Series A, 4.00%, 11/01/38	7,000,000	7,570,850
Systemwide, Refunding, Series A, 5.00%, 11/01/39	23,000,000	27,236,140
[a]Systemwide, Refunding, Series A, 5.00%, 11/01/41	28,040,000	33,401,809
Systemwide, Refunding, Series A, 5.00%, 11/01/42	29,645,000	34,295,115
Systemwide, Refunding, Series A, 5.00%, 11/01/43	11,000,000	13,152,150
Systemwide, Refunding, Series A, 5.00%, 11/01/44	32,345,000	37,895,402
[a]Systemwide, Refunding, Series A, 5.00%, 11/01/45	7,225,000	8,571,812
California Statewide CDA,
COP, The Internext Group, 5.375%, 4/01/17	600,000	601,800
COP, The Internext Group, 5.375%, 4/01/30	19,025,000	19,080,553
COP, NATL Insured, 5.00%, 4/01/18.	4,390,000	4,399,043
COP, NATL Insured, 5.125%, 4/01/23.	6,000,000	6,006,480

18 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue,
Adventist Health System West, Refunding, Series A, 5.00%, 3/01/35	$9,250,000	$10,938,032
Catholic Healthcare West, Refunding, Series L, Assured Guaranty, 5.25%, 7/01/41	13,000,000	13,538,460
Catholic Healthcare West, Series A, 5.50%, 7/01/30	9,725,000	10,288,467
Catholic Healthcare West, Series E, 5.50%, 7/01/31	12,675,000	13,404,573
Cottage Health System Obligated Group, Refunding, 5.25%, 11/01/30	18,500,000	21,377,120
Cottage Health System Obligated Group, Refunding, 5.00%, 11/01/40	56,000,000	62,654,480
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 6.25%, 8/15/33	20,000,000	22,589,600
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 5.75%, 8/15/38	36,500,000	40,799,335
Henry Mayo Newhall Memorial Hospital, Series A, California Mortgage Insured, Pre-Refunded,
5.00%, 10/01/37	4,000,000	4,254,920
Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27	2,605,000	2,613,076
Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33.	10,515,000	10,904,160
Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%, 4/01/31	10,000,000	10,414,900
Kaiser Permanente, Series A, 5.00%, 4/01/42	88,945,000	102,529,570
Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37	20,000,000	21,255,400
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.25%, 8/01/24	12,155,000	14,087,159
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.625%, 8/01/29	20,015,000	23,734,988
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	19,690,000	23,429,919
Serenity House, Refunding, California Mortgage Insured, 5.50%, 1/01/28	3,400,000	3,411,696
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47.	29,600,000	32,524,184
St. Joseph Health System, Series C, FGIC Insured, 5.75%, 7/01/47	12,000,000	13,185,480
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47.	15,300,000	16,477,335
Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32	4,945,000	4,946,731
Sutter Health, Series B, 5.25%, 11/15/48	63,255,000	68,440,645
Sutter Health, Series C, 5.00%, 11/15/38	23,925,000	25,715,308
California Statewide CDA Revenue COP, CHFCLP Insured Health Facilities, Unihealth, Series A,
AMBAC Insured, Pre-Refunded, 5.75%, 10/01/25.	12,610,000	14,738,820
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 5.50%, 5/15/26	9,500,000	10,439,075
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 6.00%, 5/15/40	59,000,000	65,448,700
University of California Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding,
5.125%, 5/15/31	8,000,000	9,145,120
University of California Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding,
5.375%, 5/15/38	8,500,000	9,793,275
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program, Series A,
AGMC Insured, 5.25%, 10/01/24	275,000	275,935
Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%, 10/01/33	5,000,000	5,002,700
Campbell USD,
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/20	5,000,000	4,727,650
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/21	6,280,000	5,802,908
GO, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/28	5,205,000	5,385,614
Carlsbad USD,
GO, Capital Appreciation, Election of 2006, Series B, zero cpn. to 5/01/19, 6.00% thereafter,
5/01/34	14,000,000	14,161,560
GO, Capital Appreciation, Election of 2006, Series C, zero cpn. to 8/01/26, 6.625% thereafter,
8/01/35	33,000,000	28,589,880
Centinela Valley UHSD, GO, County of Los Angeles, Refunding, Series A, NATL Insured, 5.50%,
8/01/33	15,630,000	20,827,756
Cerritos Community College District GO, Election of 2004, Series B, NATL Insured, Pre-Refunded,
5.00%, 8/01/31.	16,580,000	16,824,223

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured, 5.00%,
11/01/22	$1,675,000	$1,807,811
Chaffey Joint UHSD, GO, Election of 2012, Series B, 5.00%, 8/01/44	27,500,000	31,665,425
Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project, AMBAC Insured,
5.00%, 4/01/32.	4,000,000	4,011,360
Chico USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	8,000,000	8,888,880
Chula Vista IDR, San Diego Gas and Electric Co., Refunding, Series A, 5.875%, 2/15/34	17,500,000	20,060,775
Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B, Assured
Guaranty, 5.125%, 8/01/35	5,020,000	5,036,566
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	10,000,000	10,725,400
Redevelopment Project, second lien, Series B, 6.00%, 8/01/35	11,160,000	12,009,611
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	10,000,000	10,679,600
Compton Sewer Revenue, 6.00%, 9/01/39	11,775,000	12,532,721
Compton USD,
GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/29	3,710,000	3,732,891
GO, Election of 2002, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/29	1,950,000	1,963,865
Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding, NATL Insured,
5.00%, 9/01/34.	6,115,000	6,133,895
Corona-Norco USD, GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/44	20,000,000	23,160,600
Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27	6,185,000	6,252,355
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile
Home Park Acquisition Project, senior bond, Refunding, Series A, 5.00%, 12/15/47	17,870,000	18,621,255
Delano UHSD, GO, Refunding, Series A, NATL Insured, 5.15%, 2/01/32.	8,520,000	10,456,255
Desert Community College District GO, Riverside and Imperial Counties, Refunding, 5.00%, 8/01/37	12,210,000	14,629,900
East Bay MUD Wastewater System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/34	10,355,000	12,527,375
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/37	11,965,000	14,290,876
East Bay MUD Water System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/35	10,000,000	11,890,700
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/36	10,000,000	12,025,100
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/37	16,000,000	19,153,440
Alameda and Contra Costa Counties, Series C, 5.00%, 6/01/44	14,000,000	16,264,640
Alameda and Contra Costa Counties, Series C, 4.00%, 6/01/45	9,070,000	9,738,550
Alameda and Contra Costa Counties, Subordinate, Series A, NATL Insured, Pre-Refunded, 5.00%,
6/01/37	99,545,000	104,639,713
Eastern Municipal Water District Financing Authority Water and Wastewater Revenue, Series B, 5.00%,
7/01/46	30,705,000	35,707,459
[a] Eastern Municipal Water District Water and Wastewater Revenue, Subordinate, Refunding, Series A,
5.00%, 7/01/45.	8,260,000	9,892,011
Fairfax Elementary School District GO, Capital Appreciation, Election of 2010, Refunding, AGMC
Insured, zero cpn., 11/01/48	10,380,000	2,346,503
Fairfield COP, Fairfield Water Financing, Series A, XLCA Insured, 5.00%, 4/01/42	10,000,000	10,318,200
Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A, 5.50%,
10/01/27	12,500,000	12,763,000
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/37	41,250,000	18,004,800
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/38	77,650,000	32,289,976
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/39	56,100,000	22,109,010
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	130,000,000	39,648,700
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	98,000,000	79,755,340
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22	30,835,000	28,608,713

20 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, (continued)
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23	$5,765,000	$5,237,157
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24	72,045,000	63,832,590
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/25	20,660,000	17,513,069
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/26	23,475,000	19,507,725
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/27	15,000,000	12,075,150
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28	2,000,000	1,554,180
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/29	35,310,000	26,386,104
Refunding, Series A, 5.75%, 1/15/46	260,000,000	306,295,600
Refunding, Series A, 6.00%, 1/15/49	305,000,000	362,910,350
Refunding, Series A, 6.00%, 1/15/53	190,000,000	225,644,000
Fresno USD,
GO, Capital Appreciation, Election of 2001, Series G, zero cpn., 8/01/41	47,000,000	10,488,520
GO, Capital Appreciation, Election of 2010, Series B, zero cpn., 8/01/41	35,000,000	7,810,600
Glendale Community College District GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/28.	15,000,000	9,431,100
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Senior Series A-1, 5.125%, 6/01/47	5,000,000	4,616,900
Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	77,500,000	77,048,175
Asset-Backed, Series A, 5.00%, 6/01/35	25,000,000	29,436,000
Asset-Backed, Series A, 5.00%, 6/01/40	113,000,000	131,660,820
Asset-Backed, Series A, 5.00%, 6/01/45	68,000,000	78,755,560
Grand Terrace Community RDA Tax Allocation Revenue, Community Redevelopment Project Area,
Series A, 6.00%, 9/01/33.	10,000,000	11,554,500
Hartnell Community College District GO, Monterey and San Benito Counties, Capital Appreciation,
Election of 2002, zero cpn. to 8/01/22, 6.125% thereafter, 8/01/33	20,000,000	20,500,400
Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C, Assured Guaranty,
zero cpn., 8/01/48	37,665,000	8,484,041
Healdsburg RDA Tax Allocation Revenue, Sotoyome Community Development Project, 5.375%,
8/01/34	7,750,000	8,987,985
Huntington Beach City School District GO, Capital Appreciation, Election of 2002, Series A, NATL
Insured, zero cpn., 8/01/28	10,005,000	6,644,120
Inland Empire Tobacco Securitization Authority Revenue, Tobacco Settlement Asset-Backed, Inland
Empire Tobacco Securitization Corp., Capital Appreciation, Series B, 5.75%, 6/01/26	35,000,000	35,985,250
Irvine USD Financing Authority Special Tax,
Series A, 5.00%, 9/01/26	2,865,000	2,895,598
Series A, 5.125%, 9/01/36	10,585,000	10,677,513
Jurupa USD, GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/39	10,165,000	11,753,485
La Palma Community Development Commission Tax Allocation, La Palma Community Development
Project No. 1, Refunding, 6.10%, 6/01/22	1,010,000	1,013,616
Lake Elsinore PFA Tax Allocation Revenue, Series A, Assured Guaranty, 5.25%, 9/01/33	10,065,000	11,338,424
Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16	5,000	5,190
Lawndale RDA Tax Allocation, Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/39	10,280,000	11,550,505
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured,
zero cpn., 8/01/50	20,990,000	4,453,029
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, Pre-Refunded, 8.25%,
12/01/38	35,000,000	39,304,300
Long Beach Bond Finance Authority Natural Gas Purchase Revenue,
Series A, 5.50%, 11/15/28	8,000,000	9,991,280
Series A, 5.00%, 11/15/29	17,465,000	20,847,272
Series A, 5.50%, 11/15/30	5,000,000	6,260,250
Series A, 5.00%, 11/15/35	69,800,000	83,021,516
Series A, 5.50%, 11/15/37	35,000,000	44,134,300

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Los Angeles Community College District GO,
Election of 2001, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/32	$21,500,000	$22,737,970
Election of 2001, Series E-1, Pre-Refunded, 5.00%, 8/01/33	25,000,000	27,435,000
Election of 2003, Series F-1, Pre-Refunded, 5.00%, 8/01/33	20,000,000	21,948,000
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, District No. 20,
Series A, NATL Insured, 5.00%, 10/01/34	215,000	215,626
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/34	18,500,000	20,748,860
Los Angeles International Airport, Senior, Refunding, Series A, 5.25%, 5/15/39	14,000,000	15,785,840
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/40	19,445,000	22,240,219
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/35	80,000,000	91,672,800
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/41	14,500,000	16,684,135
Los Angeles International Airport, Subordinate, Refunding, Series C, 5.00%, 5/15/32	10,235,000	12,317,311
Los Angeles International Airport, Subordinate, Refunding, Series C, 5.00%, 5/15/33	7,745,000	9,244,122
Los Angeles International Airport, Subordinate, Series C, Pre-Refunded, 5.125%, 5/15/33	16,000,000	17,456,160
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/33	66,020,000	79,303,884
Power System, Refunding, Series A, 5.00%, 7/01/34	53,105,000	63,513,049
Power System, Refunding, Series A, 5.00%, 7/01/35	15,105,000	17,974,044
Power System, Refunding, Series A, 5.00%, 7/01/36	17,795,000	21,098,464
Power System, Series A, Sub Series A-1, 5.25%, 7/01/38	10,000,000	10,843,200
Power System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37	11,345,000	11,907,939
Power System, Series B, 5.00%, 7/01/43	62,000,000	71,990,680
Power System, Series D, 5.00%, 7/01/44	51,940,000	60,751,621
Power System, Series E, 5.00%, 7/01/39	13,950,000	16,429,333
Power System, Series E, 5.00%, 7/01/44	34,000,000	39,768,100
Water System, Refunding, Series A, 5.00%, 7/01/43	81,095,000	94,932,240
Water System, Series A, 5.00%, 7/01/44	50,000,000	58,684,000
Water System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/36	14,385,000	14,534,316
Water System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/38	18,000,000	18,838,260
Water System, Series A, Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44	38,000,000	39,697,460
Los Angeles Harbor Department Revenue, Refunding, Series B, 5.00%, 8/01/44	10,300,000	11,897,015
Los Angeles USD,
GO, Election of 2004, Series I, 5.00%, 7/01/29	10,000,000	11,234,000
GO, Election of 2004, Series I, 5.00%, 1/01/34	36,760,000	41,096,577
GO, Election of 2005, Series F, 5.00%, 7/01/29	2,250,000	2,527,650
[a]GO, Election of 2008, Series A, 4.00%, 7/01/40	17,000,000	18,333,820
[a]GO, Election of 2008, Series A, 5.00%, 7/01/40	20,000,000	23,666,400
Los Angeles Wastewater System Revenue,
Green Bond, Refunding, Series C, 5.00%, 6/01/45	24,690,000	29,158,396
Green Bond, Series A, 5.00%, 6/01/44	9,000,000	10,636,830
Refunding, Series A, 5.00%, 6/01/39	25,000,000	27,686,500
Los Gatos-Saratoga Joint UHSD,
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/39	10,635,000	11,420,820
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/44	16,090,000	17,156,767
Madera County COP,
Valley Children’s Hospital Project, NATL Insured, 5.00%, 3/15/23	8,500,000	8,514,025
Valley Children’s Hospital Project, NATL Insured, 5.75%, 3/15/28	27,500,000	27,558,300
The Metropolitan Water District of Southern California Revenue, Authorization, Series A, 5.00%,
7/01/40	16,000,000	19,077,120

22 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Milpitas RDA Tax Allocation,
Redevelopment Project Area No. 1, NATL Insured, ETM, 5.40%, 1/15/17	$1,815,000	$1,884,224
Redevelopment Project Area No. 1, NATL Insured, ETM, 5.50%, 1/15/24	11,790,000	13,707,526
Modesto High School District Stanislaus County GO,
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/21	9,660,000	8,804,510
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	10,815,000	9,207,350
Capital Appreciation, Series A, NATL Insured, zero cpn., 5/01/27	12,770,000	9,416,853
Moreno Valley USD,
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/27	6,315,000	5,024,088
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/28	6,625,000	5,115,163
GO, Riverside County, Election of 2014, Series A, AGMC Insured, 5.00%, 8/01/44	29,220,000	34,069,936
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election
of 2008, Series A, zero cpn. to 8/01/28, 6.25% thereafter, 8/01/43	55,000,000	42,471,000
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	25,000,000	35,448,250
M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, ETM, 6.00%,
7/01/22	6,330,000	7,651,957
Murrieta Valley USD, COP, School Facility Bridge Funding Program, 5.75%, 5/01/41	12,000,000	13,958,160
Natomas USD, GO, Election of 2006, BHAC Insured, 5.00%, 8/01/32	16,450,000	17,345,538
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22	860,000	861,445
Newport Mesa USD, GO, Capital Appreciation, Election of 2005, zero cpn. to 7/31/21, 6.30%
thereafter, 8/01/42	20,000,000	20,289,800
Oak Grove School District GO, Capital Appreciation, Election of 2008, Series B-1, zero cpn., 6/01/41	36,240,000	7,406,006
Oakland GO, Series B, Pre-Refunded, 6.25%, 1/15/39	10,045,000	11,539,796
Oakland USD Alameda County GO, Election of 2006, Series A, 6.125%, 8/01/29	7,225,000	8,143,298
Oceanside USD, GO, San Diego County, Refunding, 5.00%, 8/01/48	12,000,000	13,843,680
Orange County Sanitation District Wastewater Revenue, Refunding, Series A, 5.00%, 2/01/36	8,350,000	9,937,001
Orange County Water District Revenue COP,
Series B, NATL Insured, ETM, 5.00%, 8/15/28	13,740,000	17,676,647
Series B, NATL Insured, ETM, 5.00%, 8/15/34	3,305,000	4,374,168
Series B, NATL Insured, Pre-Refunded, 5.00%, 8/15/34	4,140,000	5,569,211
Oxnard School District GO, Ventura County, Election of 2012, Series C, BAM Insured, 4.00%, 8/01/44 .	10,755,000	11,195,202
Palmdale CRDA Tax Allocation, Merged Redevelopment Project Areas, Refunding, NATL Insured,
5.00%, 9/01/34.	6,980,000	6,986,561
Palo Verde Community College District COP, AMBAC Insured, 5.50%, 1/01/37	21,000,000	21,489,300
Palomar Community College District GO,
Capital Appreciation, Election of 2006, Series A, zero cpn. to 8/01/25, 6.20% thereafter, 8/01/39	69,410,000	62,850,061
Election of 2006, Series C, 5.00%, 8/01/44.	20,000,000	23,462,000
Palomar Pomerado Health Care District COP, 6.75%, 11/01/39	30,000,000	33,209,100
Palomar Pomerado Health GO,
Capital Appreciation, Election of 2004, Series A, Assured Guaranty, zero cpn. to 8/01/19, 7.00%
thereafter, 8/01/38	36,000,000	41,440,680
Capital Appreciation, Election of 2004, Series A, zero cpn. to 8/01/20, 6.75% thereafter, 8/01/40	60,000,000	63,935,400
Paramount USD,
GO, County of Los Angeles, Capital Appreciation, Election of 2006, BAM Insured, zero cpn.,
8/01/43	32,000,000	6,623,040
GO, County of Los Angeles, Capital Appreciation, Election of 2006, BAM Insured, zero cpn.,
8/01/48	28,000,000	3,867,640
Perris SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 6/01/23	19,095,000	16,868,714
Placentia-Yorba Linda USD,
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/43	27,955,000	9,372,473
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/46	89,200,000	26,157,008
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/49	85,000,000	21,699,650

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23	$1,550,000	$1,554,185
Poway RDA Successor Agency Tax Allocation,
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/31	10,180,000	12,639,183
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/32	11,215,000	13,944,170
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 6/15/33	5,835,000	7,250,571
Poway USD, GO, Capital Appreciation, School Facilities ID No. 2007-1, Election of 2008, Refunding,
Series B, zero cpn., 8/01/46	45,000,000	12,940,200
Ramona USD, COP, Capital Appreciation, NATL Insured, Pre-Refunded, 5.00%, 5/01/32	16,000,000	16,744,160
Rancho Mirage Joint Powers Financing Authority Revenue,
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/38	11,200,000	11,534,880
Eisenhower Medical Center, Series A, 5.00%, 7/01/47	58,450,000	60,070,234
Rancho Water District Financing Authority Revenue,
Capital Appreciation, AMBAC Insured, ETM, zero cpn., 8/15/16	8,605,000	8,582,713
Capital Appreciation, AMBAC Insured, ETM, zero cpn., 8/15/17	13,605,000	13,427,047
Capital Appreciation, AMBAC Insured, ETM, zero cpn., 8/15/18	13,605,000	13,253,991
Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37	13,525,000	14,869,250
Rialto USD,
GO, Capital Appreciation, Election of 1999, Series A, NATL Insured, zero cpn., 6/01/19	7,260,000	6,428,077
GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35%
thereafter, 8/01/41	27,000,000	23,671,710
Riverside Community College District GO, Election of 2004, Series C, NATL Insured, Pre-Refunded,
5.00%, 8/01/32.	6,930,000	7,324,248
Riverside County Asset Leasing Corp. Leasehold Revenue,
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn.,
6/01/23	14,160,000	11,637,962
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn.,
6/01/24	13,005,000	10,233,765
Riverside County Flood Control and Water Conservation District Special Assessment,
Elsinore Valley Benefit Assessment District, Zone 3, 7.875%, 9/01/16	440,000	452,778
Elsinore Valley Benefit Assessment District, Zone 3, 7.875%, 9/01/17	475,000	521,308
Riverside County SFMR,
Capital Appreciation Mortgage, Series A, GNMA Secured, ETM, zero cpn., 11/01/20	25,055,000	22,824,103
Capital Appreciation Mortgage, Series B, GNMA Secured, ETM, zero cpn., 6/01/23	26,160,000	23,028,125
Riverside County Transportation Commission Sales Tax Revenue, Series A, 5.25%, 6/01/39	11,000,000	13,105,400
Riverside County Transportation Commission Toll Revenue, senior lien, Series A, 5.75%, 6/01/48	10,000,000	11,494,700
Riverside Electric Revenue,
Issue D, AGMC Insured, 5.00%, 10/01/33	10,000,000	10,898,100
Refunding, Series A, 5.00%, 10/01/43	11,535,000	12,981,489
Riverside Sewer Revenue, Refunding, Series A, 5.00%, 8/01/40	25,000,000	28,994,750
RNR School Financing Authority Special Tax,
CFD No. 92-1, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/36	10,090,000	10,276,968
CFD No. 92-1, Subordinate, Refunding, Series A, BAM Insured, 5.00%, 9/01/36	11,145,000	12,850,965
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 7.00%, 9/01/39 .	8,865,000	10,218,863
Rocklin USD,
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/25	8,160,000	6,593,280
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/26	8,695,000	6,687,064
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/27	9,080,000	6,694,593
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/28	16,615,000	11,737,833
GO, Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/16	9,055,000	9,022,402
Roseville City School District GO, Capital Appreciation, Series A, zero cpn., 8/01/17	12,700,000	12,161,139
Roseville Electric System Revenue COP, AGMC Insured, 5.00%, 2/01/34	5,000	5,010
Roseville Joint UHSD, GO, Capital Appreciation, Series A, zero cpn., 8/01/17	4,385,000	4,198,374

24 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26	$5,000,000	$5,810,900
Rowland USD, GO, Election of 2006, Los Angeles County, Series A, AGMC Insured, Pre-Refunded,
5.00%, 8/01/31.	17,715,000	17,975,942
Sacramento Area Flood Control Agency Revenue, Consolidated, Capital AD, Series A, NATL Insured,
5.00%, 10/01/37.	8,715,000	9,188,922
Sacramento City Financing Authority Revenue,
Capital Improvement, Community Reinsurance Capital Program, Series A, AMBAC Insured,
Pre-Refunded, 5.00%, 12/01/31.	16,915,000	17,411,286
Capital Improvement, Community Reinsurance Capital Program, Series A, AMBAC Insured,
Pre-Refunded, 5.00%, 12/01/36.	5,740,000	5,908,412
Sacramento County Airport System Revenue,
PFC/Grant, Subordinate, Series C, Assured Guaranty, 5.75%, 7/01/39.	5,000,000	5,486,950
Senior, 5.00%, 7/01/40	9,000,000	10,014,300
Senior, Series A, AGMC Insured, 5.00%, 7/01/41	10,000,000	10,792,900
Senior, Series B, AGMC Insured, 5.25%, 7/01/39.	20,000,000	21,493,200
Sacramento County Sanitation Districts Financing Authority Revenue,
Sacramento Regional County Sanitation District, NATL Insured, 5.00%, 12/01/36	13,220,000	13,301,303
Sacramento Regional County Sanitation District, NATL Insured, Pre-Refunded, 5.00%, 12/01/30	10,000,000	10,071,900
Sacramento Regional County Sanitation District, NATL Insured, Pre-Refunded, 5.00%, 12/01/36	47,875,000	48,219,221
Sacramento Regional County Sanitation District, Refunding, Series A, 5.00%, 12/01/44.	25,000,000	29,024,000
Sacramento Water Revenue, 5.00%, 9/01/38	21,630,000	25,392,322
San Bernardino Community College District GO, Capital Appreciation, Election of 2008, Series B, zero
cpn., 8/01/48	66,390,000	18,025,549
San Bernardino County COP, Medical Center Financing Project, Refunding, 5.00%, 8/01/26	13,045,000	13,065,089
San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project, Refunding, NATL
Insured, 5.70%, 1/01/23	5,670,000	5,688,711
San Buenaventura Public Facilities Financing Authority Waste Water Revenue, Series C, 5.00%,
1/01/44	10,840,000	12,223,076
San Diego Community College District GO, Capital Appreciation, Election of 2002, zero cpn. to
8/01/19, 6.00% thereafter, 8/01/33	26,880,000	30,212,851
San Diego County COP, The Salk Institute for Biological Studies, 5.125%, 7/01/40	15,000,000	16,535,700
San Diego County Regional Airport Authority Revenue,
Consolidated Rental Car Facilities, Series A, 5.00%, 7/01/44	5,645,000	6,340,746
Suborinate, Refunding, Series A, 5.00%, 7/01/27	11,565,000	13,210,815
San Diego County Regional Transportation Commission Sales Tax Revenue,
Series A, 5.00%, 4/01/44	54,915,000	63,979,270
Series A, 5.00%, 4/01/48	20,000,000	23,238,800
San Diego Public Facilities Financing Authority Sewer Revenue,
Refunding, Series A, 5.00%, 5/15/28	16,265,000	20,728,604
Refunding, Series A, 5.00%, 5/15/29	10,000,000	12,660,500
Refunding, Series A, 5.00%, 5/15/31	10,000,000	12,505,100
Refunding, Series A, 5.00%, 5/15/33	10,000,000	12,372,300
Refunding, Series A, 5.00%, 5/15/35	10,000,000	12,251,200
Refunding, Series A, 5.00%, 5/15/37	12,000,000	14,545,920
Refunding, Series A, 5.00%, 5/15/39	17,000,000	20,472,420
San Diego USD,
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/21	12,160,000	11,035,930
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/22	8,440,000	7,404,074
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/23	11,120,000	9,409,966
GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to 7/01/19, 6.00% thereafter,
7/01/33	104,505,000	106,484,325

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Diego USD, (continued)
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 6/30/30, 6.625% thereafter,
7/01/48	$29,840,000	$20,052,480
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	74,270,000	42,207,641
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/40	41,000,000	48,996,640
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/45	20,000,000	23,756,200
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series G, 5.00%, 7/01/40	13,000,000	15,535,520
GO, Dedicated Unlimited Ad Valorem Propety Tax, Capital Appreciation, Refunding, Series R-2,
zero cpn. to 6/30/30, 6.625% thereafter, 7/01/40	79,500,000	56,719,275
San Francisco BART District GO, Election of 2004, Series B, Pre-Refunded, 5.00%, 8/01/32	28,000,000	29,612,240
San Francisco City and County Airport Commission International Airport Revenue,
Issue 32G, Refunding, Second Series, NATL Insured, 4.50%, 5/01/28	7,500,000	7,524,300
Series B, 5.00%, 5/01/44	31,000,000	35,510,500
San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, NATL Insured, 5.00%,
9/01/31	5,805,000	5,821,022
San Francisco City and County Public Utilities Commission Water Revenue,
Sub Series A, 5.00%, 11/01/36	23,490,000	27,603,099
Sub Series A, 5.00%, 11/01/41	5,800,000	6,657,008
Sub Series A, 5.00%, 11/01/43	71,735,000	82,915,617
San Jacinto USD, COP, Refunding, AGMC Insured, 5.375%, 9/01/40	12,000,000	13,629,000
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.65% thereafter, 1/15/37	104,745,000	77,105,937
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.70% thereafter, 1/15/38	140,340,000	103,826,339
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/40	158,655,000	117,050,899
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	141,024,000	104,033,405
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	141,024,000	104,023,533
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/25	5,700,000	4,937,511
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/28	33,545,000	26,219,107
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/29	37,050,000	27,861,600
senior lien, Refunding, Series A, 5.00%, 1/15/44	125,000,000	137,275,000
senior lien, Refunding, Series A, 5.00%, 1/15/50	430,000,000	470,200,700
San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37.	25,500,000	26,386,380
San Jose Financing Authority Lease Revenue,
Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39	20,885,000	21,008,221
Convention Center Project, Refunding, Series F, NATL Insured, 5.00%, 9/01/21	14,045,000	14,089,944
Convention Center Project, Refunding, Series F, NATL Insured, 5.00%, 9/01/22	14,730,000	14,776,989
San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility Project, Series A,
AMBAC Insured, 5.00%, 9/01/24	5,000,000	5,016,250
San Jose GO,
Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28	11,600,000	11,636,424
Libraries, Parks and Public Safety Projects, NATL Insured, 5.00%, 9/01/34	15,820,000	15,863,980
Libraries and Parks Projects, NATL Insured, 5.00%, 9/01/36	35,150,000	35,726,108
San Jose RDA Tax Allocation,
Housing Set-Aside Merged Area, Series E, NATL Insured, 5.85%, 8/01/27	7,325,000	7,332,838
Merged Area Redevelopment Project, Refunding, NATL Insured, 5.625%, 8/01/28	2,030,000	2,034,547
Merged Area Redevelopment Project, Series A, 6.50%, 8/01/18	10,000,000	10,651,400
Merged Area Redevelopment Project, Series B, 7.00%, 8/01/35	28,565,000	31,969,091
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32	13,395,000	13,684,868
San Jose Special Hotel Tax Revenue,
Convention Center Expansion and Renovation Project, 6.50%, 5/01/36	10,000,000	12,170,900
Convention Center Expansion and Renovation Project, 6.50%, 5/01/42	10,000,000	12,122,400

26 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Jose USD,
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/27	$7,105,000	$5,569,681
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/29	7,105,000	5,177,414
San Juan USD,
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/26.	15,825,000	11,250,784
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/27.	18,605,000	13,778,677
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/28.	19,470,000	13,855,436
San Luis Obispo County Financing Authority Revenue,
Nacimiento Water Project, Series A, NATL Insured, 5.00%, 9/01/32.	525,000	552,337
Nacimiento Water Project, Series A, NATL Insured, Pre-Refunded, 5.00%, 9/01/32	11,975,000	12,697,332
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22	15,000,000	19,369,500
San Mateo UHSD,
COP, Phase I Projects, Capital Appreciation, Series B, AMBAC Insured, Pre-Refunded, zero cpn.
to 12/15/19, 5.00% thereafter, 12/15/43	11,535,000	12,350,063
GO, Capital Appreciation, Election of 2000, Series B, NATL Insured, zero cpn., 9/01/22.	5,000,000	4,446,500
San Ramon Valley Fire Protection District COP, XLCA Insured, Pre-Refunded, 5.00%, 8/01/36	5,655,000	5,738,298
San Ramon Valley USD, GO, Election of 2002, NATL Insured, Pre-Refunded, 5.00%, 8/01/28	14,770,000	14,987,562
Sanger USD, GO, Fresno County, Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.00%,
8/01/27	5,000,000	5,173,500
Santa Ana Community RDA Tax Allocation,
Merged Project Area, Refunding, Series A, 6.25%, 9/01/24	7,005,000	8,591,492
Merged Project Area, Refunding, Series A, 6.75%, 9/01/28	13,500,000	16,890,525
[b] Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20	2,325,000	2,324,814
Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B, AMBAC Insured,
Pre-Refunded, 5.125%, 2/01/41	20,000,000	21,184,400
Santa Clara Vally Water District Revenue, Refunding, Series A, 5.00%, 6/01/41	10,000,000	11,933,700
Santa Clarita Community College District GO, Election of 2006, NATL Insured, 5.00%, 8/01/32	9,765,000	10,267,409
Santa Cruz County RDA Tax Allocation,
Live Oak/Soquel Community Improvement Project Area, Series A, 7.00%, 9/01/36	5,000,000	5,820,750
Refunding, Series A, BAM Insured, 5.00%, 9/01/35	20,000,000	23,309,800
Santa Maria Joint UHSD, GO, Santa Barbara and San Luis Obispo Counties, Election of 2004, 4.00%,
8/01/37	14,230,000	15,098,172
Santa Paula Utility Authority Wastewater Enterprise Revenue,
Series A, 5.00%, 2/01/45	16,495,000	18,585,081
Series A, 5.00%, 2/01/50	21,050,000	23,427,808
Santee School District COP, Capital Improvement Project, Assured Guaranty, Pre-Refunded, 5.50%,
10/01/48	15,460,000	17,255,215
School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD, Series A,
AGMC Insured, zero cpn., 8/01/42	49,000,000	14,089,950
Semitropic Improvement District Water Storage District Revenue, second lien, Refunding, Series A,
AGMC Insured, 5.00%, 12/01/45	10,000,000	11,601,800
Sonoma CDA Tax Allocation, Redevelopment Project, 7.125%, 12/01/36	10,775,000	12,684,114
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.00%,
11/01/33	17,500,000	20,720,000
Southern California Public Power Authority Transmission Project Revenue, Southern Transmission
Project, 6.125%, 7/01/18	1,135,000	1,139,608
Southern California Water Replenishment District Financing Authority Revenue, Refunding, 5.00%,
8/01/41	10,000,000	11,856,800
Southern California Water Replenishment District Revenue COP, Pre-Refunded, 5.00%, 8/01/41.	12,870,000	15,464,978
Southwestern Community College District GO, Election of 2008, Series D, 5.00%, 8/01/44	10,000,000	11,659,800
Stockton-East Water District COP, Capital Appreciation, 1990 Project, Series B, zero cpn., 4/01/16	103,885,000	103,885,000
Sweetwater UHSD, GO, Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.625%, 8/01/47	10,000,000	11,117,600

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Temple City USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	$10,000,000	$11,111,100
Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%, 6/01/31	4,385,000	4,461,694
Trabuco Canyon PFA, Special Tax Revenue, Refunding, Series C, AGMC Insured, 6.10%, 7/01/19	3,245,000	3,514,075
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured, 5.50%, 5/01/43	10,855,000	12,505,286
Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety, Police and Emergency
Response Facilities and Services, Pre-Refunded, 6.00%, 8/01/44	10,710,000	12,709,343
University of California Regents Medical Center Pooled Revenue,
Refunding, Series J, 5.00%, 5/15/48	75,000,000	84,898,500
Series A, NATL Insured, 4.50%, 5/15/47.	54,085,000	54,212,641
University of California Revenue,
Limited Project, Refunding, Series I, 5.00%, 5/15/40	22,990,000	26,930,946
Limited Project, Refunding, Series I, 5.00%, 5/15/50	25,420,000	29,358,321
Limited Project, Series D, NATL Insured, Pre-Refunded, 5.00%, 5/15/37	10,000,000	10,153,600
Limited Project, Series D, NATL Insured, Pre-Refunded, 5.00%, 5/15/41	7,750,000	7,869,040
UCLA Medical Center, Series A, AMBAC Insured, 5.00%, 5/15/34	3,710,000	3,711,632
Upland COP, San Antonio Community Hospital, Refunding, 6.50%, 1/01/41	34,130,000	39,433,461
Upland USD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/45.	62,900,000	17,440,912
[b] Vacaville PFAR, Local Agency, 8.65%, 9/02/18	1,615,000	1,616,292
Vacaville USD, GO, Election of 2001, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/32.	7,790,000	8,238,548
Vallejo PFAR, Local Agency, Hiddenbrooke ID, Refunding, Series A, 5.80%, 9/01/31	4,030,000	4,049,183
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19	1,030,000	1,037,952
Victor Valley Joint UHSD, GO, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/34	28,350,000	31,514,427
Vista USD, GO, Election of 2002, Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/28	2,000,000	2,115,160
Washington Township Health Care District GO, Series B, 5.00%, 8/01/45	15,000,000	17,423,250
Washington Township Health Care District Revenue,
Refunding, Series A, 5.00%, 7/01/37	7,000,000	7,126,700
Series A, 5.50%, 7/01/38	11,000,000	11,747,230
West Kern Community College District COP, AMBAC Insured, Pre-Refunded, 5.625%, 11/01/34	11,035,000	11,583,108
West Sacramento Area Flood Control Agency Assessment Revenue, 5.25%, 9/01/41	9,030,000	10,386,487
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%, 9/01/34	5,000,000	5,818,050
Western Placer USD, COP, Refinancing Project, Series B, Assured Guaranty, 5.125%, 8/01/47	10,275,000	10,881,841
Westlands Water District Revenue COP,
Series A, NATL Insured, 5.00%, 9/01/30.	6,135,000	6,152,730
Series A, NATL Insured, 5.00%, 9/01/31.	7,490,000	7,609,915
Westminster School District GO, Election of 2008, Series A-1, Assured Guaranty, Pre-Refunded,
5.00%, 8/01/34.	18,980,000	21,534,518
		12,843,157,015

U.S. Territories 3.1%
Puerto Rico 3.0%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	7,210,000	7,262,273
Asset-Backed, Refunding, 5.625%, 5/15/43	25,500,000	25,595,880
Puerto Rico Commonwealth GO,
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	30,000,000	17,925,000
Public Improvement, Refunding, Series A, 5.75%, 7/01/41	20,485,000	12,291,000
Public Improvement, Refunding, Series E, 5.50%, 7/01/31	18,980,000	11,364,275
Public Improvement, Refunding, Sub Series C-7, NATL Insured, 6.00%, 7/01/27	21,000,000	21,707,280
Public Improvement, Series A, 5.125%, 7/01/28	10,000,000	6,000,000
Public Improvement, Series A, 5.125%, 7/01/31	68,780,000	41,010,075
Public Improvement, Series A, 6.00%, 7/01/38	10,000,000	6,012,500

28 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth GO, (continued)
Public Improvement, Series B, Pre-Refunded, 5.25%, 7/01/32	$12,495,000	$12,638,817
Public Improvement, Series B, Pre-Refunded, 5.00%, 7/01/35	21,200,000	21,431,504
[c] Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%, 7/01/46	9,475,000	1,575,219
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	20,000,000	12,450,000
Refunding, Series A, 5.00%, 7/01/42	24,000,000	14,940,000
Series A, 7.00%, 7/01/33	50,000,000	31,375,000
Series WW, 5.00%, 7/01/28	12,030,000	7,488,675
Series WW, 5.25%, 7/01/33	32,250,000	20,075,625
Series XX, 5.25%, 7/01/40	14,000,000	8,715,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	6,800,000	6,533,848
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%,
12/15/26	20,000,000	6,700,000
Puerto Rico PBA Guaranteed Revenue,
Government Facilities, Refunding, Series D, 5.375%, 7/01/33	26,510,000	14,282,262
Government Facilities, Refunding, Series M-3, NATL Insured, 6.00%, 7/01/24	21,535,000	22,330,072
Government Facilities, Refunding, Series N, 5.00%, 7/01/37	10,925,000	5,817,563
Government Facilities, Series S, 6.00%, 7/01/41	32,840,000	18,308,300
[c] Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31.	21,000,000	2,572,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter, 8/01/32	80,000,000	31,202,400
first subordinate, Series A, 5.75%, 8/01/37	10,000,000	4,200,000
first subordinate, Series A, 5.375%, 8/01/39	10,000,000	4,125,000
first subordinate, Series A, 5.50%, 8/01/42	10,000,000	4,150,000
first subordinate, Series A, 6.00%, 8/01/42	8,000,000	3,400,000
first subordinate, Series C, 5.50%, 8/01/40	50,000,000	20,750,000
Series A, 5.25%, 8/01/57	10,000,000	6,212,500
		430,442,568
U.S. Virgin Islands 0.1%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.75%,
10/01/37	10,000,000	11,407,900
Total U.S. Territories		441,850,468
Total Municipal Bonds before Short Term Investments
(Cost $11,935,127,008)		13,285,007,483

Short Term Investments 3.2%
Municipal Bonds 3.2%
California 3.2%
[d] California Infrastructure and Economic Development Bank Revenue, Los Angeles Special Project,
Series A, Weekly VRDN and Put, 0.43%, 7/01/33.	3,700,000	3,700,000
[d] California PCFA,
PCR, Exxon Mobil Project, Refunding, Series 2000, Daily VRDN and Put, 0.34%, 4/01/17	16,300,000	16,300,000
PCR, Pacific Gas and Electric Co., Refunding, Series F, Daily VRDN and Put, 0.45%, 11/01/26	7,500,000	7,500,000
[d] California State Educational Facilities Authority Revenue,
Stanford University, Refunding, Series L-5, Weekly VRDN and Put, 0.39%, 10/01/17	7,900,000	7,900,000
Various, California Institute of Technology, Refunding, Series A, Weekly VRDN and Put, 0.39%,
10/01/36	1,100,000	1,100,000
Various, California Institute of Technology, Series B, Weekly VRDN and Put, 0.47%, 10/01/36	19,350,000	19,350,000

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[d] California State Educational Facilities Authority Revenue, (continued)
Various, Stanford University, Refunding, Series L, Weekly VRDN and Put, 0.39%, 10/01/22	$7,500,000	$7,500,000
[d] California State GO, Various Purpose, Refunding, Series A, Sub Series A1-2, Weekly VRDN and Put,
0.38%, 5/01/40.	2,900,000	2,900,000
[d] California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Refunding, Series C, Weekly VRDN and Put, 0.39%,
11/01/38	5,800,000	5,800,000
Children’s Hospital of Orange County, Series D, Weekly VRDN and Put, 0.38%, 11/01/34	5,700,000	5,700,000
Health Facility, Catholic Healthcare West, Series B, Weekly VRDN and Put, 0.45%, 3/01/47	9,225,000	9,225,000
Health Facility, Catholic Healthcare West, Series C, Weekly VRDN and Put, 0.37%, 3/01/47.	13,000,000	13,000,000
St. Joseph Health System, Refunding, Series B, Daily VRDN and Put, 0.37%, 7/01/41	25,075,000	25,075,000
[d] California State HFAR,
MF, Montecito Village, Series B, FHLMC Insured, Weekly VRDN and Put, 0.43%, 4/01/43	6,325,000	6,325,000
MFH III, Series A, Weekly VRDN and Put, 0.50%, 8/01/40	2,845,000	2,845,000
[d] California State Municipal Finance Authority Revenue,
Chevron USA Inc. Project, Recovery Zone Bonds, Series A, Daily VRDN and Put, 0.36%,
11/01/35	5,500,000	5,500,000
Chevron USA Inc. Project, Recovery Zone Bonds, Series B, Daily VRDN and Put, 0.34%,
11/01/35	19,200,000	19,200,000
[d] California Statewide CDA Revenue,
John Muir Health, Refunding, Series A, Daily VRDN and Put, 0.34%, 8/15/36	7,835,000	7,835,000
John Muir Health, Refunding, Series C, Daily VRDN and Put, 0.36%, 8/15/27	16,600,000	16,600,000
[d] Calleguas-Las Virgenes PFAR, Municipal Water District Project, Refunding, Series A, Weekly VRDN
and Put, 0.40%, 7/01/37	20,765,000	20,765,000
[d] East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding, Series A-1,
Weekly VRDN and Put, 0.35%, 6/01/38.	10,950,000	10,950,000
[d] Hillsborough COP, Refunding, Series A, Weekly VRDN and Put, 0.52%, 6/01/30	2,900,000	2,900,000
[d] Irvine 1915 Act Special Assessment,
Limited Obligation Improvement, AD No. 94-13, Daily VRDN and Put, 0.37%, 9/02/22	3,219,000	3,219,000
Limited Obligation Improvement, AD No. 97-16, Daily VRDN and Put, 0.37%, 9/02/22	6,300,000	6,300,000
[d] Irvine Ranch Water District GO, ID, Consolidated, Series B, Daily VRDN and Put, 0.32%, 10/01/41	24,240,000	24,240,000
[d] Los Angeles County Housing Authority MFHR,
Canyon Country Villas Project, Series H, Weekly VRDN and Put, 0.42%, 12/01/32	7,300,000	7,300,000
Malibu Meadows II Project, Refunding, Series C, Weekly VRDN and Put, 0.39%, 4/15/28	10,600,000	10,600,000
Malibu Meadows Project, Refunding, Series B, FNMA Insured, Weekly VRDN and Put, 0.39%,
4/15/28	6,925,000	6,925,000
[d] Los Angeles County MFMR, Housing, Valencia Housing Project, Series C, FHLMC Insured, Weekly
VRDN and Put, 0.32%, 4/01/31	12,325,000	12,325,000
[d] Los Angeles Department of Water and Power Revenue,
Refunding, Series B, Sub Series B-2, Weekly VRDN and Put, 0.40%, 7/01/34	8,200,000	8,200,000
Water System, Refunding, Sub Series B-1, Weekly VRDN and Put, 0.39%, 7/01/35	8,100,000	8,100,000
Water System, Series B, Sub Series B-2, Daily VRDN and Put, 0.32%, 7/01/35	11,500,000	11,500,000
[d] The Metropolitan Water District of Southern California Water Revenue,
Refunding, Series B-3, Daily VRDN and Put, 0.34%, 7/01/35	6,000,000	6,000,000
Refunding, Series D, Weekly VRDN and Put, 0.39%, 7/01/35	15,400,000	15,400,000
[d] Oceanside MFHR, Shadow Way Apartments Project, Weekly VRDN and Put, 0.42%, 3/01/49	7,425,000	7,425,000
[d] Orange County Apartment Development Revenue, Park Ridge Villas, Issue 1, Refunding, FNMA
Insured, Weekly VRDN and Put, 0.39%, 11/15/28	9,100,000	9,100,000
[d] Sacramento MUD Electric Revenue, sub. bond, Refunding, Series K, Weekly VRDN and Put, 0.48%,
8/15/28	20,500,000	20,500,000

30 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[d] San Diego County Regional Transportation Commission Sales Tax Revenue,
Limited Tax, Refunding, Series A, Weekly VRDN and Put, 0.39%, 4/01/38	$5,000,000	$5,000,000
Refunding, Series D, Weekly VRDN and Put, 0.40%, 4/01/38	17,805,000	17,805,000
[d] San Francisco City and County Finance Corp. Revenue, Moscone Center, Refunding, Series 1, Weekly
VRDN and Put, 0.39%, 4/01/30	2,775,000	2,775,000
[d] Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities Replacement
Project, Series B, Weekly VRDN and Put, 0.42%, 11/15/25	16,500,000	16,500,000
[d] Santa Clara Valley Transportation Authority Sales Tax Revenue,
Refunding, Series A, Weekly VRDN and Put, 0.38%, 6/01/26	12,995,000	12,995,000
Refunding, Series C, Weekly VRDN and Put, 0.50%, 6/01/26	6,790,000	6,790,000
[d] University of California Revenue,
General, Refunding, Series A, Weekly VRDN and Put, 0.41%, 5/15/48	8,000,000	8,000,000
General, Series AL-1, Weekly VRDN and Put, 0.38%, 5/15/48	11,300,000	11,300,000
Regents, General, Refunding, Series AL-3, Weekly VRDN and Put, 0.40%, 5/15/48	5,000,000	5,000,000
Total Short Term Investments (Cost $461,269,000)		461,269,000
Total Investments (Cost $12,396,396,008) 95.5%		13,746,276,483
Other Assets, less Liabilities 4.5%		640,808,302
Net Assets 100.0%		$14,387,084,785

See Abbreviations on page 41.

aSecurity purchased on a when-issued basis. See Note 1(b).
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2016, the aggregate value of these securities was $3,941,106, representing 0.03% of net assets.
cSee Note 6 regarding defaulted securities.
dVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 31

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities
March 31, 2016

Assets:
Investments in securities:
Cost	$12,396,396,008
Value	$13,746,276,483
Cash	591,610,100
Receivables:
Capital shares sold	22,066,812
Interest	148,176,090
Other assets	9,378
Total assets	14,508,138,863
Liabilities:
Payables:
Investment securities purchased	100,698,530
Capital shares redeemed	10,706,774
Management fees	5,304,447
Distribution fees	3,344,445
Transfer agent fees	664,614
Accrued expenses and other liabilities	335,268
Total liabilities	121,054,078
Net assets, at value	$14,387,084,785
Net assets consist of:
Paid-in capital	$13,273,048,480
Undistributed net investment income	15,947,836
Net unrealized appreciation (depreciation)	1,349,880,475
Accumulated net realized gain (loss)	(251,792,006)
Net assets, at value	$14,387,084,785
Class A:
Net assets, at value	$11,836,310,171
Shares outstanding	1,559,166,044
Net asset value per share[a]	$7.59
Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.93
Class C:
Net assets, at value	$1,442,031,627
Shares outstanding	190,363,841
Net asset value and maximum offering price per share[a]	$7.58
Advisor Class:
Net assets, at value	$1,108,742,987
Shares outstanding	146,311,308
Net asset value and maximum offering price per share	$7.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

32 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2016

Investment income:
Interest.	$616,830,551
Expenses:
Management fees (Note 3a)	61,663,586
Distribution fees: (Note 3c)
Class A.	10,922,371
Class C	8,722,251
Transfer agent fees: (Note 3e)
Class A.	3,061,529
Class C	354,319
Advisor Class	256,875
Custodian fees	117,136
Reports to shareholders	219,875
Registration and filing fees	80,741
Professional fees	672,521
Trustees’ fees and expenses	134,456
Other	326,917
Total expenses	86,532,577
Net investment income	530,297,974
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	35,282,650
Net change in unrealized appreciation (depreciation) on investments	(44,876,391)
Net realized and unrealized gain (loss)	(9,593,741)
Net increase (decrease) in net assets resulting from operations	$520,704,233

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The accompanying notes are an integral part of these financial statements. | Annual Report 33

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$530,297,974	$543,181,778
Net realized gain (loss)	35,282,650	22,099,889
Net change in unrealized appreciation (depreciation)	(44,876,391)	678,780,073
Net increase (decrease) in net assets resulting from operations	520,704,233	1,244,061,740
Distributions to shareholders from:
Net investment income:
Class A	(448,623,730)	(467,420,207)
Class C	(44,417,446)	(43,453,104)
Advisor Class	(38,326,060)	(32,529,278)
Total distributions to shareholders	(531,367,236)	(543,402,589)
Capital share transactions: (Note 2)
Class A	91,362,641	162,741,957
Class C	125,605,754	109,921,091
Advisor Class	198,337,276	229,539,971
Total capital share transactions	415,305,671	502,203,019
Net increase (decrease) in net assets	404,642,668	1,202,862,170
Net assets:
Beginning of year	13,982,442,117	12,779,579,947
End of year.	$14,387,084,785	$13,982,442,117
Undistributed net investment income included in net assets:
End of year.	$15,947,836	$19,210,018

34 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Income Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

36 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At March 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
		2016		2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	141,453,051	$1,057,022,555	136,582,063	$1,018,597,446
Shares issued in reinvestment of distributions	47,708,275	355,684,144	49,076,031	364,274,073
Shares redeemed	(177,188,920)	(1,321,344,058)	(164,229,677)	(1,220,129,562)
Net increase (decrease)	11,972,406	$91,362,641	21,428,417	$162,741,957
Class C Shares:
Shares sold	35,362,002	$264,066,580	29,305,350	$218,340,322
Shares issued in reinvestment of distributions	4,986,130	37,124,791	4,797,723	35,570,020
Shares redeemed	(23,586,635)	(175,585,617)	(19,407,781)	(143,989,251)
Net increase (decrease)	16,761,497	$125,605,754	14,695,292	$109,921,091
Advisor Class Shares:
Shares sold	45,450,108	$339,394,018	46,024,930	$341,531,773
Shares issued in reinvestment of distributions	3,974,515	29,594,570	3,331,266	24,736,488
Shares redeemed	(22,912,333)	(170,651,312)	(18,373,202)	(136,728,290)
Net increase (decrease)	26,512,290	$198,337,276	30,982,994	$229,539,971

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended March 31, 2016, the effective investment management fee rate was 0.445% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$1,734,225
CDSC retained	$298,764

38 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2016, the Fund paid transfer agent fees of $3,672,723, of which $1,485,341 was retained by Investor Services.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the year ended March 31, 2016, the purchase and sale transactions aggregated $461,269,000 and $0, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2016, the Fund’s capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$108,014
Capital loss carryforwards not subject to expiration:
Short term	136,139,277
Long term	110,620,542
Total capital loss carryforwards	$246,867,833

During the year ended March 31, 2016, the Fund utilized $37,431,049 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2016 and 2015, was as follows:

	2016	2015
Distributions from tax exempt income	$531,367,236	$543,402,589

At March 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt and ordinary income for income tax purposes were as follows:

Cost of investments	$12,404,806,019

Unrealized appreciation	$1,641,864,563
Unrealized depreciation	(300,394,099)
Net unrealized appreciation (depreciation)	$1,341,470,464

Undistributed tax exempt income	$20,329,402
Undistributed ordinary income.	807,084
Distributable earnings	$21,136,486

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts.

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2016, aggregated $1,152,826,693 and $1,500,939,392, respectively.

6. Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2016, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	HFAR	Housing Finance Authority Revenue
ABAG	The Association of Bay Area Governments	ID	Improvement District
ACA	American Capital Access Holdings Inc.	IDR	Industrial Development Revenue
AD	Assessment District	MF	Multi-Family
AGMC	Assured Guaranty Municipal Corp.	MFH	Multi-Family Housing
AMBAC	American Municipal Bond Assurance Corp.	MFHR	Multi-Family Housing Revenue
BAM	Build America Mutual Assurance Co.	MFMR	Multi-Family Mortgage Revenue
BART	Bay Area Rapid Transit	MUD	Municipal Utility District
BHAC	Berkshire Hathaway Assurance Corp.	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	NATL RE	National Public Financial Guarantee Corp. Reinsured
CFD	Community Facilities District	PBA	Public Building Authority
CHFCLP	California Health Facilities Construction Loan Program	PCFA	Pollution Control Financing Authority
COP	Certificate of Participation	PCR	Pollution Control Revenue
CRDA	Community Redevelopment Authority/Agency	PFA	Public Financing Authority
ETM	Escrow to Maturity	PFAR	Public Financing Authority Revenue
FGIC	Financial Guaranty Insurance Co.	RDA	Redevelopment Agency/Authority
FHA	Federal Housing Authority/Agency	RMR	Residential Mortgage Revenue
FHLMC	Federal Home Loan Mortgage Corp.	SFMR	Single Family Mortgage Revenue
FICO	Financing Corp.	UHSD	Unified/Union High School District
FNMA	Federal National Mortgage Association	USD	Unified/Union School District
GNMA	Government National Mortgage Association	XLCA	XL Capital Assurance
GO	General Obligation

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 17, 2016

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2016. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2017, shareholders will be notified of amounts for use in preparing their 2016 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1977	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (August 2015-present); director of various companies; and
formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2006	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Trustee and	Chairman of the	145	None
One Franklin Parkway	Vice President	Board since
San Mateo, CA 94403-1906		2013, Trustee
since 1983 and
Vice President
since 1982
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 44 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for Franklin California Tax-Free Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilizes data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of the Fund’s portfolio management team, the

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SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Broadridge report furnished for the agreement renewals. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended December 31, 2015, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Broadridge report showed the Fund’s income return for the one-year period to be in the highest quintile of its performance universe and on an annualized basis to also be in the highest quintile of such universe for each of the previous three-, five-and 10-year periods. The Broadridge report showed the Fund’s total return for the one-year period to be in the middle performing quintile of its Lipper performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three- and five-year periods, and the highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Broadridge report, noting the Fund’s income-oriented objective.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The results of such expense comparisons showed the Fund’s contractual investment management fee rate to be within two basis points of its Lipper expense group median, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Broadridge report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declining by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund’s net assets increased to approximately $14.04 billion at December 31, 2015, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders as the Fund grows.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $72,842 for the fiscal year ended March 31, 2016 and $67,240 for the fiscal year ended March 31, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $672,151 for the fiscal year ended March 31, 2016 and $0 for the fiscal year ended March 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and the review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $672,151 for the fiscal year ended March 31, 2016 and $0 for the fiscal year ended March 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 26, 2016

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  May 26, 2016